AAM LOW DURATION PREFERRED AND INCOME SECURITIES ETF (PFLD) Listed on NYSE Arca, Inc. Summary Prospectus February 28, 2023 www.aamlive.com/ETF
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (SAI), which contain more information about the Fund and its risks. The current prospectus and SAI dated February 28, 2023, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.aamlive.com/ETF. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The AAM Low Duration Preferred and Income Securities ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the ICE 0-5 Year Duration Exchange-Listed Preferred & Hybrid Securities Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then continue to hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2022, the Fund’s portfolio turnover rate was 154% of the average value of its portfolio.
Principal Investment Strategies
The Fund uses a “passive management” (or indexing) approach to track the total return performance, before fees and expenses, of the Index.
ICE 0-5 Year Duration Exchange-Listed Preferred & Hybrid Securities Index
The Index measures the performance of exchange-listed, U.S. dollar-denominated preferred securities and hybrid securities listed on the New York Stock Exchange (“NYSE”) or NASDAQ Capital Market (“NASDAQ”) with an option-adjusted duration of less than five years. The Index was developed by ICE Data Indices, LLC (“IDI”), the Fund’s index provider (the “Index Provider”) and an affiliate of the NYSE.

Duration is a measure of a security’s price sensitivity to changes in yields or interest rates and a lower duration indicates less sensitivity to interest rates. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. A security’s “option-adjusted duration” is a measure of its sensitivity to changes in interest rates, while factoring in the call features associated with such security.
Preferred stock generally refers to a unit of ownership in a company (like common stock) that has preference over common stock in the payment of dividends and in the event of a company’s liquidation. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Preferred stock in the Index includes U.S.-listed preferred stock and American Depositary Receipts (“ADRs”) representing preferred stock issued by non-U.S. companies.
“Hybrid” securities are those that have characteristics of both equity and fixed income securities. Hybrid securities typically have preference over an issuer’s common stock with respect to the payment of dividends and in the event of a company’s liquidation and are issued and traded in a similar manner to traditional preferred stock. Holders of hybrid securities may be eligible to receive fixed, periodic payments from the issuer of a hybrid security, although the issuer may have the right to defer such payments or extend the hybrid security’s maturity date. Preferred stocks and hybrid securities generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate.
Additionally, preferred stocks and hybrid securities often have a liquidation value that generally equals the original purchase price of such security at the date of issuance. The Index may include many different categories of preferred stock and hybrid securities, such as floating and fixed rate preferreds, fixed-to-floating rate securities, callable preferreds, convertible preferreds, cumulative and non-cumulative preferreds, certain capital securities, preferred real estate investment trusts (“REITs”) or hybrid REITs, trust preferreds or various other preferred stock and hybrid securities. The Index may include preferred and hybrid securities of any quality, including high-yield securities (also known as junk bonds), and securities that are not rated by any rating agencies. The Index uses a market capitalization weighted methodology subject to certain constraints and is rebalanced monthly.
At the time of each monthly rebalance and reconstitution of the Index, the Index includes issuances of preferred stocks and notes with at least $100 million face amount outstanding and hybrid securities with at least $250 million face amount outstanding that meet minimum price, liquidity, trading volume, maturity, and other requirements, as applicable, as determined by the Index methodology. To be eligible for inclusion in the Index, corporate hybrid debt must have at least 18 months to final maturity at the time of issuance. Additionally, to qualify for inclusion in the Index a security must be priced at no more than 105% of its face value. Once included in the Index, a security remains eligible for inclusion so long as its option-adjusted duration is less than six years.
The Index may include large-, mid- or small-capitalization companies and includes preferred stocks of non-U.S. issuers. As of December 31, 2022, a significant portion of the Index was represented by securities of companies in the real estate and financials service sectors. Also as of December 31, 2022, the Index was comprised of 177 components and had an effective duration of 1.64 years.
The Index uses a market capitalization weighted methodology subject to certain constraints, including a maximum allocation of 4.75% to any individual issuer. The Index is rebalanced on the last calendar day of each month, based on closing prices as of three business days prior to the last business day of the month.
The Fund’s Investment Strategy
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning the Fund generally will invest in all of the component securities of the Index in approximately the same proportion as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the Fund’s sub-adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).
The Fund generally may invest in securities or other investments not included in the Index, but which the Fund’s sub-adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions and deletions).
To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index.
Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in preferred and income securities.

Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds.”
•Call Risk. During periods of falling interest rates, an issuer of a callable security held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
•Cash Redemption Risk. The Fund’s investment strategy may require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
•Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent that the Index is so concentrated. In such event, the value of the Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.
•Credit Risk. Debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer.
•Depositary Receipt Risk. Depositary Receipts involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary Receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in Depositary Receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the Depositary Receipts may not provide a return that corresponds precisely with that of the Underlying Shares.
•Dividend-Paying Securities Risk. There is no guarantee that issuers of the securities held by the Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.
•Equity Market Risk. Equity securities, including preferred stocks, and hybrid securities that have equity characteristics may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Preferred stocks and hybrid securities generally are subject to more risks than debt securities because stockholders’ claims are subordinated to those of holders of debt securities upon the bankruptcy of the issuer. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the global pandemic caused by COVID-19, a novel coronavirus, and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, has had negative impacts, and in many cases severe impacts, on markets worldwide. The COVID-19 pandemic has caused prolonged disruptions to the normal business operations of companies around the world and the impact of such disruptions is hard to predict. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
•Extension Risk. During periods of rising interest rates, certain debt obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
•Foreign Markets Risk. Investments in ADRs that provide exposure to non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, the value of non-U.S. securities may be subject to risk of decline due to foreign currency fluctuations or to political or economic instability. Investments in ADRs also may be subject to withholding or other taxes and may be indirectly subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•High-Yield Securities Risk. High-yield securities (also known as “junk bonds”) carry a greater degree of risk and are considered speculative by the major credit rating agencies. High-yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high-yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. High-yield securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. The Fund’s investments in high-yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high-yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High-yield securities may experience reduced liquidity and sudden and substantial decreases in price.
•Hybrid Securities Risk. Hybrid securities are subject to the risks of equity securities and debt securities. The claims of holders of hybrid securities of an issuer are generally subordinated to those of holders of traditional debt securities in bankruptcy, and thus hybrid securities may be more volatile and subject to greater risk than traditional debt securities, and may in certain circumstances even be more volatile than traditional equity securities. At the same time, hybrid securities may not fully participate in gains of their issuer and thus potential returns of such securities are generally more limited than traditional equity securities, which would participate in such gains.
•Interest Rate Risk. Generally, the value of fixed income securities, as well as hybrid securities with fixed income characteristics, will change inversely with changes in interest rates. An increase in interest rates may cause the value of fixed income securities and such hybrid securities to decline. Conversely, as interest rates fall, the market value of fixed income securities and such hybrid securities tend to increase. This risk will be greater for long-term securities than for short-term securities.
•Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.
•Market Capitalization Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole.
•Market Risk. The trading prices of preferred stocks and hybrid securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.
•Passive Investment Risk. The Fund is not actively managed, and its sub-adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution or rebalancing of the Index in accordance with the Index methodology.

•Portfolio Turnover Risk. The Fund may trade all or a significant portion of the securities in its portfolio in connection with each rebalance and reconstitution of its Index. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.
•Preferred Securities Risk. Preferred stocks are subject to the risks of equity securities generally and also risks associated with fixed income securities, such as interest rate risk. A company’s preferred stock generally pays dividends only after the company makes required payments to creditors. As a result, the value of a company’s preferred stock will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally has limited or no voting rights. In addition, preferred stock is subject to the risks that a company may defer or not pay dividends, and, in certain situations, may call or redeem its preferred stock or convert it to common stock.
•Prepayment Risk. This is the risk that a borrower will prepay some or the entire principal owed to the Fund. If that happens, the Fund may have to replace the security by investing the proceeds in a security with a lower yield. This could reduce the share price and income distributions of the Fund.
•REIT Investment Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the performance of a REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.
•Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
◦Financial Sector Risk. Companies in the financial sector may be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
•Tracking Error Risk. As with all index funds, the performance of the Fund and the Index may vary somewhat for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the most recent calendar year ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance and the Index. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.aamlive.com/ETF.
Calendar Year Total Returns
During the period of time shown in the bar chart, the Fund’s highest quarterly return was 10.75% for the quarter ended June 30, 2020 and the lowest quarterly return was -14.62% for the quarter ended March 31, 2020.

Average Annual Total Returns
For the Periods Ended December 31, 2022

AAM Low Duration Preferred and Income Securities ETF	1 Year	Since Inception (11/19/19)
Return Before Taxes	-13.24%	-1.13%
Return After Taxes on Distributions	-14.55%	-2.61%
Return After Taxes on Distributions and Sale of Fund Shares	-7.20%	-1.09%
ICE 0-5 Year Duration Exchange-Listed Preferred & Hybrid Securities Index (reflects no deduction for fees, expenses, or taxes)	-12.97%	-0.76%
ICE Exchange-Listed Preferred & Hybrid Securities Index (reflects no deduction for fees, expenses, or taxes)	-18.08%	-0.82%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Portfolio Management

Adviser	Advisors Asset Management, Inc. (“AAM” or the “Adviser”)
Sub-Adviser	Vident Investment Advisory, LLC (“VIA” or the “Sub-Adviser”)
Portfolio Managers	Austin Wen, CFA, Portfolio Manager for VIA, has been a portfolio manager of the Fund since November 2019, and Jeff Kernagis, CFA, Senior Portfolio Manager for VIA, has been a portfolio manager of the Fund since June 2022.
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.aamlive.com/ETF.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.